Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 16 - SUBSEQUENT EVENTS

On April 6, 2021, AGM Tianjin and Yushu Kingo entered into a supplement agreement to the equity transfer agreement. Pursuant to the supplement agreement, Yushu Kingo’s shareholders shall return the Advance Payment and pay an additional 10% interest to AGM Tianjin if AGM Tianjin decides not to proceed with the acquisition contemplated by the equity transfer agreement and terminate such agreement on or before October 31, 2021. If Yushu Kingo is unable to make such payment, it will transfer the titles of real properties of Yushu Kingo to AGM Tianjin, valued with a 20% discount to market price. The parties further agreed to conduct a new evaluation of Yushu Kingo’s assets and to enter into supplement agreement based on such evaluation